UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant To §240.14a-12

ARCHON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

May 13, 2010

To The Shareholders of Archon Corporation:

We are pleased to invite you to attend the 2010 Annual Meeting of Stockholders of Archon Corporation. The Annual Meeting will be held at the offices of the Law Firm of Jones Vargas located at 3773 Howard Hughes Parkway, Third Floor South, Las Vegas, Nevada 89169 on June 14, 2010, at 10:00 a.m. (local Nevada time). We hope that you will be able to attend the Annual Meeting in person and we look forward to seeing you.

The agenda for the Annual Meeting is described in the accompanying Notice of Annual Meeting and related Proxy Statement.

At the Annual Meeting the common stockholders will be asked to:

•	Elect two directors who will serve until the 2013 Annual Meeting of Stockholders or until their successors are each duly elected and qualified;

•	Approve the financial statements for the prior fiscal year and ratify the Company’s selection of its independent registered public accounting firm for the current fiscal year.

We encourage you to attend the Annual Meeting in person. Whether or not you plan to attend, your vote is important, regardless of the number of shares that you own. After reading the enclosed Notice of Annual Meeting and related Proxy Statement, please sign and date the enclosed Proxy Card and return it to us in the provided envelope.

Sincerely, ARCHON CORPORATION

/s/ Paul W. Lowden
Paul W. Lowden Chairman of the Board and President

ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2010 Annual Meeting of the Stockholders of Archon Corporation, a Nevada corporation (“Archon” or the “Company”), will be held at the offices of the Law Firm of Jones Vargas located at 3773 Howard Hughes Parkway, Third Floor South, Las Vegas, Nevada 89169, on Monday, June 14, 2010, commencing at 10:00 a.m. (local Nevada time) for the following purposes:

For holders of Company common stock:

1.	To elect two directors, who will serve until the 2013 Annual Meeting of stockholders and until their successors are each duly elected and qualified;

3.	To approve the financial statements for the prior fiscal year and to ratify the selection of the Company’s independent registered public accounting firm for the current fiscal year.

In addition, at the Annual Meeting we will meet to consider and act upon such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Pursuant to the Company’s By-laws, the Company’s Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof as of the close of business on May 3, 2010 (the “Record Date”). Accordingly, only stockholders of record as of that date will be entitled to vote with respect to matters to be submitted to stockholders at the Annual Meeting and at any adjournment or postponement thereof, notwithstanding any transfer of stock on the books of the Company prior to or after the Record Date.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed proxy card in the return envelope, which requires no postage in the United States.

By Order of the Board of Directors of Archon Corporation

/s/ Suzanne Lowden
Suzanne Lowden Secretary

ARCHON CORPORATION

4336 Losee Road, Suite 5

North Las Vegas, Nevada 89030

(702) 732-9120

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

June 14, 2010

This Proxy Statement and Proxy are first being mailed on or about May 13, 2010 to each holder of common stock, $0.01 par value (“Common Stock”) of Archon Corporation, a Nevada corporation (the “Company”), who are of record as of the close of business on May 3, 2010 (the “Record Date”).

The enclosed proxy for holders of common stock is solicited on behalf of the Company’s Board of Directors (the “Board”) for use at the 2010 Annual Meeting of Stockholders to be held on June 14, 2010 at 10:00 a.m. (local Nevada time) at the offices of the Law Firm of Jones Vargas located at 3773 Howard Hughes Parkway, Third Floor South, Las Vegas, Nevada 89169, including any adjournment or postponement of the Annual Meeting. A stockholder may revoke its Proxy at any time prior to its use by:

•	Providing written revocation to the Secretary of the Company at its offices; or

•	Executing and delivering a later-dated Proxy; or,

•	Appearing at the Annual Meeting and voting his, her or its shares in person.

Shares represented by any unrevoked Proxy will be voted as directed by the stockholder. If no direction is given with respect to a Proxy, shares will be voted for:

•

The reelection of current directors Suzanne Lowden and Richard H. Taggart as Company directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified;

•

The approval of the prior fiscal year financial statements audited and reviewed by the accountancy firm of De Joya Griffith & Company LLC (sometimes referred to as “De Joya”) and approval of the engagement of De Joya as the Company’s independent registered public accounting firm and outside auditors to audit and review the current year financial statements for the Company; and

•	Any other matters properly presented to the stockholders at the Annual Meeting and at any adjournment or postponement.

I. VOTING RIGHTS

Only stockholders of record at the close of business on May 3, 2010, the Record Date, are entitled to notice of and to vote at the Annual Meeting. On that date, 6,017,944 shares of Common Stock of the Company were outstanding.

The presence, either in person or by proxy, of persons entitled to vote at least a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business by the common stockholders at the Annual Meeting. Paul W. Lowden, Chairman of the Board and President of the Company, beneficially holds not less than 78.2% of the Common Stock and has advised the Company that his shares will be present and voted at the Annual Meeting.

Each share of Common Stock is entitled to one vote in connection with each matter submitted for approval by the stockholders. Abstentions and any shares as to which a broker or nominee does not vote on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted as shares present and entitled to vote on the proposals. Broker non-votes will not be counted as shares present and entitled to vote on the proposals. As a result,

Abstentions will have: (a) no effect on the election of directors; and, (b) will be considered a vote against the proposal to ratify the prior financial statements and the selection of the independent registered public accounting firm.

Broker non-votes will have: (a) no effect on the election of directors; and, (b) will be considered a vote against the proposal to ratify the prior financial statements and the selection of the independent registered public accounting firm.

Paul W. Lowden is, as of the Record Date, the beneficial owner of 5,000,634 shares of Common Stock, or at least 78.2%, of the total outstanding Common Stock of the Company. Mr. Lowden has advised the Company that he intends to vote the Common Stock of which he is the record holder for: (a) the nominees for election as directors, Ms. Lowden and Mr. Taggart, as named in this Proxy statement; and (b) for the approval of the prior fiscal year’s financial statements prepared by De Joya Griffith & Company LLC and for the ratification of the selection of the accountancy firm of De Joya Griffith & Company LLC as the Company’s independent registered public accounting firm for the current fiscal year.

None of the proposals to be voted on at the Annual Meeting creates a right of appraisal or dissent under Nevada law.

II. STOCKHOLDERS’ AGENDA

Proposal 1 – Election of Suzanne Lowden to Serve Until the Year 2013

Proposal 2 – Election of Richard H. Taggart to Serve Until the Year 2013

The authorized number of Directors of the Company now serving the Company is Six (6). The Directors are divided into three (3) classes or groups, which is often referred to as a ‘staggered’ or ‘classified’ board.

The table below provides additional information regarding the terms of the directors of the Company now serving and subject to reelection. For additional information regarding the Directors, See: “Directors and Executive Officers.”

Nominee Directors	Nominee For Term to Expire at the Annual Meeting:
Suzanne Lowden	2013
Richard H. Taggart	2013

Continuing Directors	Term Expires at the Annual Meeting In
Paul W. Lowden	2011
William J. Raggio	2011
John W. Delaney	2012
Howard E. Foster	2012

The Board has nominated Suzanne Lowden and Richard H. Taggart to stand for reelection on behalf of the stockholders at the upcoming Annual Meeting and to serve until the 2013 Meeting or until their successors have been elected and qualified. The enclosed Proxy if returned, and unless indicated to the contrary, will be voted for the election of Ms. Lowden and Mr. Taggart.

The Company has been advised by Ms. Lowden and Mr. Taggart that they each are willing to be named as a nominee and each are willing to continue to serve as a Director if reelected. However, if either should be unable or unwilling to serve as a Director, the Proxy holders may vote the enclosed Proxy for a substitute nominee for election as a Director by the common stockholders selected by the Board in its discretion. The affirmative vote of a plurality of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to elect the Directors.

Regarding Proposal 1, the Board recommends that Common Stock stockholders vote

“FOR” the election of Suzanne Lowden as a Director of the Company.

Regarding Proposal 2, the Board recommends that Common Stock stockholders vote

“FOR” the election of Richard H. Taggart as a Director of the Company.

Proposal 3 –– Approval of Financial Statements; Ratification of Outside Auditors For 2010

The Company seeks ratification of the prior fiscal year’s financial statements dated September 30, 2009 as audited and reviewed by the accountancy firm of De Joya Griffith & Company LLC. In addition, the Company also seeks ratification of the selection of De Joya Griffith & Company LLC to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending September 30, 2010.

Representatives of De Joya are expected to be present in person or via a telephonic conference call at the Annual Meeting, and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions of shareholders regarding their respective duties.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve of the prior fiscal year’s financial statements and to approve of the selection of De Joya as the Company’s independent registered public accounting firm for the current fiscal year.

Regarding Proposal 3, the Board recommends that Common Stock stockholders vote

“for” the approval of the prior fiscal year’s financial statements and for the selection of

De Joya Griffith & Company LLC to audit and review the current fiscal year’s financial statements.

III. DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the current executive officers and directors, including the nominees for election to the Board of Directors of the Company:

Name	Age	Position with the Company
Paul W. Lowden(1)	66	Chairman of the Board, President and Chief Executive Officer
Suzanne Lowden	57	Director, Executive Vice-President, Secretary and Treasurer
John W. Delaney(1))(3)	61	Director
Howard E. Foster(2)	65	Director
William J. Raggio(2)(3)	83	Director
Richard H. Taggart(2)	67	Director
Grant L. Siler	56	Principal Accounting Officer

(1)	Currently also a member of the Executive Committee of the Board.
(2)	Currently also a member of the Audit Committee of the Board.
(3)	Currently also a member of the Compensation Committee of the Board.

Paul W. Lowden

Paul Lowden has served as President, Chairman of the Board and Chief Executive Officer of the Company since its formation in September 1993. Mr. Lowden held the same positions with the Company’s predecessor, Sahara Resorts, from 1982 through September 1993. Mr. Lowden is married to Suzanne Lowden. Mr. Lowden’s term as a director of the Company expires at the annual meeting of stockholders in 2011.

Suzanne Lowden

Suzanne Lowden has served as a director and Executive Vice President of the Company since its formation, and had served as a director of Sahara Resorts since 1987. Ms. Lowden was elected Vice President of Sahara Resorts in July 1992. She was also a founding board member of Commercial Bank of Nevada which was acquired by Colonial Bank in 1998. Ms. Lowden sat on the Board of Directors of Colonial Bank of Nevada until June 2009. Ms. Lowden served as a Nevada State Senator from November 1992 through 1996. She worked for the CBS affiliate in Las Vegas from 1977 to 1987 as an anchorwoman and reporter. Ms. Lowden serves on the Board of Directors of the Muscular Dystrophy Association and has been elected as the chairman of the finance committee and treasurer. Ms. Lowden served as chairman of the Nevada Republican party. Ms. Lowden and Director Paul W. Lowden have been married for 26 years. Ms. Lowden is a current candidate for the United States Senate and, if elected, may be required to depart from the Company. Ms. Lowden’s term as a director of the Company expires at the annual meeting of stockholders in 2013, if she is reelected.

John W. Delaney

John W. Delaney has served as a director of the Company since January 1997. Mr. Delaney is currently president and chief executive officer of Central Banc Corporation., a mortgage banking firm, located in Bellevue, Washington where he has been employed since 1978. Mr. Delaney’s term as a director of the Company expires at the annual meeting of stockholders in 2012.

Howard E. Foster

Howard E. Foster has served as a director of the Company elected by holders of the Company’s Preferred Stock since May 2000. Since 1980, Mr. Foster has been the President of Howard Foster and Company, an investment advisor firm located in San Rafael, California and specializing in small capitalization stocks, turnaround situations and financially distressed companies. Prior to that time, Mr. Foster served as Chief Financial Officer of two publicly-held companies, Associated Products and Bio-Rad Laboratories, and previously worked in the audit, tax and management consulting divisions of Arthur Andersen & Co. Mr. Foster has served on the Boards of Directors of Bio-Rad Laboratories, Barringer Technologies and Nevada National Bancorporation, where he served as a director elected by preferred stockholders of Nevada National Bancorporation. Mr. Foster’s term as a special director of the Company was scheduled to expire at the Annual Meeting of stockholders in 2009, or, if earlier, the date on which the Preferred Stock interest is no longer represented on the Board. The Company called all outstanding shares of its Exchangeable Redeemable Preferred Stock for redemption on and as of August 31, 2007, thereupon terminating the terms of office of the special directors. On November 12, 2007, Mr. Foster was appointed as a Director of the Company with a term that expires at the Annual Meeting of stockholders in 2012.

The Board of Directors of the Company considers Mr. Foster to be an independent financial expert within the meaning of Item 401 (h) (2) of Regulation S-K, which generally means the Company believes Mr. Foster has an understanding of generally accepted accounting principles; the ability to assess the general application of such principles; experience preparing, auditing, analyzing, or evaluating financial statements similar to the Company’s; an understanding of internal control over financial reporting; and an understanding of audit committee functions.

William J. Raggio

William J. Raggio has served as a director, Vice President, Secretary and Corporate Counsel of the Company since its formation in September 1993 until May 1999. Mr. Raggio held the same position with Sahara Resorts from 1982 until September 1993. Mr. Raggio resigned his position on the Board of Directors of the Company and certain of its subsidiaries in May 1999 due to a potential conflict caused by his position on the board of another gaming company, a position that Mr. Raggio no longer holds. Mr. Raggio was reappointed to the Board of Directors of the Company in December 2000. Mr. Raggio is a shareholder and member of the law firm Jones Vargas in Reno, Nevada. Since 1972 he has been a Nevada State Senator. Mr. Raggio was a director of Sierra Health Services, Inc., a Nevada corporation until May 2006. Mr. Raggio’s term as a director of the Company expires at the annual meeting of stockholders in 2011.

Richard H. Taggart

Richard H. Taggart has served as a director of the Company elected by holders of the Company’s Preferred Stock since May 2006 when he was appointed by the Board of Directors to fill a resignation. Over a twenty-six year career, Mr. Taggart held various positions, such as, senior executive vice president, subsidiary president and board and executive committee member at Valley Bank and its parent, Valley Capital Corporation, where he retired from banking in 1992. He served on the Boards of Colonial Bank of Nevada until June 2009, and the Las Vegas Country Club. He also serves on the Boulder Dam Council of the Boy Scouts of America Advisory Committee. Mr. Taggart’s term as a special director of the Company was scheduled to expire at the Annual Meeting of stockholders in 2010, or, if earlier, the date on which the Preferred Stock interest is no longer represented on the Board. The Company called all outstanding shares of its Exchangeable Redeemable Preferred Stock for redemption on and as of August 31, 2007, thereupon terminating the terms of the special directors. Mr. Taggart’s term as a director of the Company expires at the annual meeting of stockholders in 2013, if he is reelected.

Grant L. Siler

Grant L. Siler has served as the Principal Accounting Officer of the Company since July 2007. Prior to being appointed as Principal Accounting Officer, Mr. Siler served as Controller of the Pioneer Hotel & Gambling Hall from May 2001 to July 2007. Prior to joining the Company, Mr. Siler served as Controller of the Flamingo Hilton Laughlin from August 1993 to May 2001.

IV. THE BOARD AND ITS COMMITTEES

During the fiscal year ended September 30, 2009, the Board held three Meetings. Each of the Directors attended all of the regular Director meetings.

The Board has standing executive, audit and compensation committees. During the last fiscal year, the executive committee held one (1) meeting; the audit committee held five (5) meetings; and the compensation committee held one meeting. All committee members attended 100.0% of the committee Meetings for which they were scheduled.

Membership in the various committees is determined by selection of the full Board. The function of the executive, audit and compensation committees and their membership are described below.

Executive Committee

The Executive Committee is authorized to exercise, to the fullest extent permitted by Nevada law and the By-laws of the Company, as amended, all of the authority of the Board between Board Meetings. The executive committee is composed of Paul W. Lowden (Chairman) and John W. Delaney. Currently the third position on the Executive Committee remains unfilled.

Audit Committee

The Audit Committee’s primary responsibilities include recommending which firm of accountants should be selected as the Company’s independent auditors, overseeing the independent auditor relationship, providing guidance and oversight to the Company’s internal audit activities, reviewing the audited financial statements and quarterly financial information with the independent auditors and management, and discussing the quality and adequacy of the Company’s internal controls. The Audit Committee is currently composed of directors Howard E. Foster (Chairman), William J. Raggio and Richard H. Taggart.

The Board deems Messrs. Foster, Raggio and Taggart to be independent directors, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. Rule 4200(a)(15) provides that a director is not independent for purposes of the rule if, among other things, the director has been employed by the Company or its affiliates in any of the last three years.

The Board deems Mr. Foster to be a financial expert within the meaning of Item 401(h)(2) of Regulation S-K, which generally means the Company believes Mr. Foster has an understanding of accounting principles generally accepted in the United States; the ability to assess the general application of such principles; experience preparing, auditing, analyzing, or evaluating financial statements similar to the Company’s; an understanding of internal control over financial reporting; and an understanding of audit committee functions. Mr. Foster’s relevant experience is summarized under “Directors and Executive Officers” above.

The Audit Committee operates under a written charter adopted by the Board and further revised in 2007. In addition, the Board adopted a policy for the pre-approval of independent auditor services.

Compensation Committee

The Compensation Committee establishes compensation for the executive officers of the Company, administers the Key Employee Stock Option Plan (the “Plan”), authorizes grants of options and sales of shares under the Plan and recommends to the full board any modifications of the Plan. The Compensation Committee is composed of William J. Raggio (Chairman) and John W. Delaney.

The members of the Compensation Committee, William J. Raggio and John W. Delaney, are non-employee directors. William J. Raggio, who from 1982 to 1999 served as Vice President, Secretary and General Counsel of the Company and its predecessors, is a stockholder and a member of the law firm of Jones Vargas. During fiscal year 2009, and on an ongoing basis, the Company has retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation. Mr. Delaney has not been an officer of the Company or any of its subsidiaries, although Mr. Delaney is the president of Central Banc Mortgage Corporation. Prior to fiscal year 2004, the Company purchased from Central Banc Mortgage Corporation an aggregate of approximately $0.7 million of commercial and residential loans originally funded by Central Banc Mortgage Corporation to unaffiliated third parties. At September 30, 2009, Central Banc Mortgage Corporation owed the Company approximately $24,000. See, “Certain Relationships and Transactions.”

Nominating Committee

The Board has determined that a Nominating Committee is not necessary or appropriate for the Company due to the controlling interest in the Company currently held by the Company’s principal stockholder and Chairman of the Board, Paul W. Lowden. For the same reason, the Board currently does not accept Board nominations from the Company’s stockholders. At this time, nominees to fill Board positions are approved by the full Board.

Committee Reports

See below for additional information regarding certain key committees of the Board contained in the reports of the Compensation Committee and the Audit Committees.

V. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As stated above, the members of the compensation committee, John W. Delaney and William J. Raggio, are non-employee directors. Mr. Delaney has never been an officer of the Company or any of its subsidiaries. Mr. Delaney is the president of Central Banc Mortgage Corporation, a mortgage banking company of which Paul W. Lowden is a director and sole stockholder. During fiscal year 2001 through fiscal year 2003, the Company purchased from Central Banc Mortgage Corporation an aggregate of $0.7 million of commercial and residential loans originally funded by Central Banc Mortgage Corporation to unaffiliated third parties. See “Certain Relationships and Transactions.”

William J. Raggio, who from 1982 to 1999 served as Vice-President, Secretary and General Counsel of the Company and its predecessors, is a shareholder and a member of the law firm of Jones Vargas. During fiscal years 2009, 2008, and 2007, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation.

VI. COMPENSATION OF DIRECTORS

Directors who are not employees of the Company or its affiliates receive $24,000 annually and $1,000 per Board Meeting attended; $800 per Committee Meeting attended as a member; and, an additional $100 per Committee Meeting attended as a Committee Chairman.

Prior to March 1, 2002, upon first being elected to the Board, each non-employee Director received nonqualified options to purchase 12,500 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. Such options were fully vested at the date of grant. The non-employee director stock option plan, pursuant to which such options were granted, ceased granting options in March 2002.

2009 Directors Compensation

Name	Fees Earned Or Paid In Cash	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total
John W. Delaney	$36,000	$0	$0	$0	$0	$0	$36,000
Howard E. Foster	32,500	0	0	0	0	0	32,500
William J Raggio	35,930	0	0	0	0	0	35,930
Richard Taggart	32,000	0	0	0	0	0	32,000

VII. COMPANY POLICIES WITH RESPECT TO DIRECTORS

The Company requires all members of the Board to comply with all Company policies prior to attending a newly elected Director’s first Meeting of the Board. These requirements include filing, to the extent necessary, a gaming application or notice with the Nevada gaming authorities and executing a confidentiality agreement. Until such time as an elected individual has complied with these requirements, he or she will not be entitled to the benefits of the directorship position, including any director fees or stock option awards that would have otherwise been paid or granted.

VIII. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10.0% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. People who are subject to the reporting obligations of Section 16(a) are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of the reports received and written representations from the Company’s executive officers, directors and holders of 10.0% of the common stock, the Company believes that, during fiscal year 2009 there were no forms filed late with the SEC pursuant to Section 16(a).

X. BENEFICIAL OWNERSHIP OF SHARES

The following sets forth information regarding beneficial ownership of Common Stock as of May 13, 2010 with regard to: (i) each person known to be the beneficial owner of more than 5.00% of the outstanding Common Stock; (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

Named Beneficial Owner	Shares of Common Stock		Percent
Paul W. Lowden(1)	5,000,634	(2)	78.2
Suzanne Lowden	15,271	(3)	*
John W. Delaney	28,750	(3)	*
Howard Foster	15,300	(4)	*
William J. Raggio	32,972	(3)	*
Richard H. Taggart	11,700	(5)	*
Grant L. Siler	1,500	6)	*
All Directors and Officers as a group (7 persons)(10)	5,106,127		80.0

*	Less than 1.0%
(1)

The address for Paul W. Lowden is c/o Archon Corporation, 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030. The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(2)	Includes 1,735470 shares held by LICO, which is wholly owned by Mr. Lowden and 375,000 shares that may be acquired upon the exercise of outstanding stock options.
(3)	Includes 15,000 shares that may be acquired upon the exercise of outstanding stock options.
(4)	Includes 5,300 shares owned directly or beneficially by Mr. Foster and 10,000 shares that may be acquired upon the exercise of outstanding stock options.
(5)	Includes 10,000 shares that may be acquired upon the exercise of outstanding stock options.
(6)	Includes 1,500 shares that may be acquired upon the exercise of outstanding stock options.

X. EXECUTIVE COMPENSATION

Elements of Executive Compensation

The Company’s executive compensation program consists of base salary; annual cash incentives; equity compensation; health benefits; and perquisites. A description of each of the compensation program elements follows, and individual compensation decisions are discussed under “Compensation Paid to Named Executive Officers in Fiscal Year Ended 2009”.

Annual Base Salary

Annual base salary is the principal “fixed” element of executive compensation. The Company uses base salary to retain and motivate talented executive officers and to fairly compensate them for services rendered during the fiscal year. The Committee considers a number of factors when reviewing and setting base salaries for named executive officers including: the Company’s performance; the executive officer’s individual performance, level of responsibility, tenure and prior experience; and a comparison of base salaries paid for comparable positions at companies in the Company’s peer group. The Committee does not assign a particular weight to any factor.

Base salaries are the basis for establishing the target payouts of the annual and long-term incentive plan awards discussed below and for retirement programs, executive group life insurance and certain other benefits. Salaries are reviewed on an annual basis, and merit increases are considered for all executive officers.

Annual Cash Incentives (Bonus)

The Company designs the annual cash incentive award program to motivate and reward participants, including the named executive officers, for their contribution to the Company achieving its annual financial and strategic goals. Actual potential awards are based primarily on the financial results achieved during the year and the individual’s contribution towards achieving those results.

Stock Options

The Compensation Committee uses equity awards to align the interests of our executive officers with those of our shareholders.

Perquisites

Our named executive officers receive limited perquisites, including payment of life insurance premiums, car and gasoline reimbursement, and medical reimbursement. These perquisites are similar to those provided to named executive officers at many of the companies within the Company’s peer group. Accordingly, the Committee believes that they are therefore necessary for retention and recruitment purposes.

The Committee periodically reviews perquisites to assure that they are appropriate in light of Archon’s total compensation program and market practice.

Specific executive officer perquisites are listed in the footnotes to the Summary Compensation Table.

Compensation Paid to Named Executive Officers in Fiscal Year Ended 2009.

The Company has three named executive officers, Mr. Paul W. Lowden, President, CEO, and Chairman of the Board; Ms. Suzanne Lowden, Executive Vice President, Secretary and Treasurer; and Mr. Grant Siler, Principal Accounting Officer. The compensation committee of the Board approved Mr. Lowden’s compensation package for the fiscal year ended 2009 which provided for an annual base salary of $550,000. Additionally, in recognition of Mr. Lowden’s efforts, the compensation committee approved a bonus in the amount of $200,000 payable in bi-weekly installments throughout fiscal year 2008-2009. There were no other executive officers serving as such at the end of the Company’s fiscal year ended September 30, 2009 that earned a total annual base salary and bonus in excess of $100,000 during the fiscal year ended September 30, 2009,other than those named.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation	Change In Pension Value and Nonqualified Deferred Compen- sation Earnings ($(2)	All Other Compen- sation ($)(3)	Total($)
Paul W. Lowden, (1)	2009	$550,000	$200,000	$0	$0	$0	$1,947	$31,536	$784,483
President, CEO and Chairman of the Board	2008	550,000	200,000	0	0	0	3,875	39,380	793,255
Suzanne Lowden	2009	138,000	0	0	0	0	358	6,472	144,830
Executive Vice President, Secretary and Treasurer	2008	136,182	6,797	0	0	0	985	9,642	153,606
Grant L. Siler	2009	113,840	0	0	0	0	582	258	114,680
Principal Financial Officer	2008	113,357	3,203	0	0	0	1,652	258	118,470

(1)	See “Compensation Arrangements with Mr. Lowden.” “Compensation” for Mr. Lowden in 2009 includes annual base salary of $550,000 and bonus of $200,000.
(2)	Matching contributions made by the Company to the Retirement Savings 401(k) Plan.
(3)	Please see the table below, “All Other Compensation” Table.

All Other Compensation Table

Name and Principal Position	Year	Life Insurance Premiums	Auto Reimbursement	Gasoline Reimbursement	Household Services Reimbursement	Medical Reimbursement	Total($)
Paul W. Lowden,	2009	$7,508	$6,954	$0	$11,165	$5,909	$31,536
President, CEO and Chairman of the Board	2008	7,404	8,034	0	21,577	2,365	39,380
Suzanne Lowden	2009	258	4,123	0	0	2,091	6,472
Executive Vice President, Secretary and Treasurer	2008	258	5,702	0	0	3,682	9,642
Grant L. Siler	2009	258	0	0	0	0	258
Principal Financial Officer	2008	258	0	0	0	0	258

2008-2009 Grants of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price Option	Grant Date for Fair Value of Stock And
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)	Max. (#)	or Units (#)		Awards ($/Sh)	Option Awards
Paul W. Lowden,	2009							0		$0
President, CEO and Chairman of the Board	2008							375,000		33.25	03/17/08
Suzanne Lowden	2009							0
Executive Vice President, Secretary and Treasurer	2008							15,000		33.25	03/17/08
Grant L. Siler	2009							0
Principal Financial Officer	2008							1,500		32.00	09/17/08

The following reports of the compensation and audit committees and the performance graph that appears immediately following the reports shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, or incorporated by reference in any documents so filed:

XI. COMPENSATION COMMITTEE’S REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the compensation committee to establish and review the Company’s executive compensation plans, programs and policies, monitor the performance and compensation of executive officers, and make recommendations to the Board concerning matters of executive compensation. This report is provided by the Compensation Committee of the Board to assist stockholders in understanding the objectives and procedures in establishing the compensation of the Company’s Chief Executive Officer and other executive officers.

Compensation Policies Toward Executive Officers

The Compensation Committee recognizes that an executive compensation policy should be designed to provide competitive levels of compensation that integrate base salary and annual bonus with the Company’s annual and long-term goals, reward exceptional performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The Compensation Committee believes that in order to align the financial interest of the Company’s executives with that of its stockholders, a portion of its executives’ compensation should be tied to the achievement of long-term performance criteria. Performance criteria considered by the compensation committee reflects Company strategies.

The Compensation Committee reviews these criteria on a periodic basis to ensure their continued alignment with Company strategies. The Company granted stock options in the past to certain executives to similarly align their performance with Company strategies. The Company also maintains certain executive benefits that are considered necessary to offer fully competitive opportunities to its executives.

Compensation Arrangements with Mr. Lowden (President, Chairman of the Board and CEO)

The Compensation Committee of the Company approved Mr. Lowden’s compensation package for fiscal year 2009, which provided for an annual base salary of $550,000 (the same base salary paid to Mr. Lowden in 2008). Additionally, in recognition of Mr. Lowden’s important efforts to the Company, and his extra service to the Company in directly guarantying the obligations of the Company to its lending bank, the Compensation Committee approved an annual incentive (bonus) to Mr. Lowden in the amount of $200,000 in 2009 (the same incentive bonus paid in 2008). To further assist the Company, and to maintain good cash flow, this incentive bonus is payable to Mr. Lowden in bi-weekly installments throughout fiscal year 2010. In addition the Company has accrued a loan guarantee fee equal to 0.5% of the guaranteed loan balances per calendar quarter. The amount accrued is $48,708 and $46,720 for fiscal years 2009 and 2008, respectively.

What are the Objectives of the Company’s Compensation Program? The Compensation Program at the Company is designed to facilitate long term and stable management. The Company has diverse activities ranging from gaming to property ownership and the range of expertise necessary for its proper operation is not easily located. Mr. Lowden is knowledgeable about the current activities of the Company and the future opportunities the Company may be presented in the near, mid and long-term. As the only compensated executive-level officer and manager of the Company, and in addition as its majority shareholder, the Compensation Program is primarily directed towards insuring that Mr. Lowden is reasonably compensated for his services.

What is the Compensation Program Designed to Award? The Compensation Program recognizes a number of factors as an indicator of the propriety of base salary and as a basis for determining reasonable incentives. Those factors include: (a) the cost associated with locating suitable and experienced replacement executive management, including the cost of additional benefits; (b) the cost of locating experienced outsourcing for certain tasks associated with the duties now performed; (c) periodic results associated with the management of Company’s assets and the success of executive management in the creation of long term shareholder value; (d) difficulties in the industry and the economy as a whole leading to the necessary devolution of extraordinary effort and time and, (e) the degree of personal risk experienced by the executive manager in the Company. This final criteria takes into account the fact that at the request of the Company Mr. Lowden has been asked to personally guaranty the obligations of the Company (which is an unusual aspect of such an executive officer’s duties) and, therefore, creates opportunities for reduced rates of interest on borrowings as the loans are thereby risk-rated at more favorable levels. This last criteria exposes Mr. Lowden to risk not normally faced by similar executives.

What are Each of the Elements of the Company’s Compensation Program? As presently configured, the Compensation Program for the Company has three primary elements: First, and primarily, to establish a base rate of salary for its primary executive officer, Mr. Lowden. Second, to establish an annual incentive, if any, to be paid to its primary executive officer, Mr. Lowden. And, third, to issue on a periodic basis, those certain stock option grants, if any, to directors, officers and/or employees according to the plan(s) previously approved by the shareholders of the Company and still in effect.

The Company favors current compensation over deferred compensation arrangements. In addition, the Company favors cash over non-cash compensation.

Which Elements was Mr. Lowden Eligible to Receive in Each of the Years in the Summary Compensation Table? Who Determines Compensation? Mr. Lowden has received all three elements of compensation in previous years. In 2009 and 2008, however, he received a base salary and an annual incentive (bonus). Mr. Lowden’s base salary and incentives have remained constant in each of those years and have not been increased. Mr. Lowden received 375,000 stock options in 2008, which constitutes the third element of his compensation, but none were granted in 2009. Mr. Lowden’s compensation reflected his experience, effort and performance. Mr. Lowden played an important role in the option transaction referenced above and the Board felt that his salary and incentives were well within the range of executive managers with such major financial obligations to monitor and process. The decision as to Mr. Lowden’s compensation (as to all three elements) is addressed and determined entirely by the Board of Directors after Mr. Lowden first recuses himself from that decision.

Finally, we append our latest Compensation Committee Charter to this proxy as Appendix “1”.

COMPENSATION COMMITTEE OF THE BOARD Respectfully Submitted,

/s/ WILLIAM J. RAGGIO
William J. Raggio, Chairman John W. Delaney, Member

XII. AUDIT COMMITTEE’S REPORT

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting, internal control and audit functions.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. DeJoya, who served as the Company’s independent registered public accounting firm for the financial year ended 2009, was responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board.

The Audit Committee members’ functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company’s internal compliance programs.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Company’s independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent auditor that firm’s independence.

Following the audit committee’s discussions with management and the independent auditor, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual report on Form 10-K for the fiscal year ended September 30, 2009.

The Audit Committee has considered whether the provision by the former and current public accounting firm regarding non-audit services is compatible with maintaining the auditor’s independence.

The following fees were incurred with DeJoya for services provided to the Company relative to the fiscal years ended September 30, 2009 and 2008:

	2009	2008
Audit Fees (1)	$170,755	$228,478
Audit Related Fees (2)	18,000	27,479
Tax Fees(3)	0	0
All Other Fees(4)	0	0

(1)

Audit Fees. Audit Fees are the aggregate fees billed for professional services rendered in connection with the engagement to audit the Company’s Annual financial statements for the fiscal years ending September 30, 2009 and 2008 including the reviews of the financial statements included in the Company’s Form 10-Q’s for those fiscal years.

(2)

Audit-Related Fees. Audit related fees billed in fiscal years 2009 and 2008 are for professional services rendered in connection with the audit of the Company’s 401(k) retirement plan for the years ending December 31, 2008 and December 31, 2007, respectively.

(3)	Tax Fees. In fiscal years ending 2009 and 2008 no fees were paid to DeJoya for tax related work
(4)

All Other Fees. In fiscal years ending 2009 and 2008, no fees were paid to DeJoya pursuant to the “de-minimus” exception to the pre-approval policy permitted under the Securities and Exchange Act of 1934.

The Audit Committee Guidelines for Pre-Approval of Independent Auditor Services. The Audit Committee is responsible for reviewing and approving, in advance, all audit and non-audit services of the independent auditor. The Company’s Audit Committee approved the engagement of DeJoya to audit the financial statements of the Company and its subsidiaries for the fiscal year ending 2009 and to provide certain audit-related services to the Company. During the fiscal year ended September 30, 2009, all services provided by the external auditor were pre-approved by the Company’s Audit Committee.

Finally, we append our latest Audit Committee Charter to this proxy as Appendix “2”.

AUDIT COMMITTEE OF THE BOARD Respectfully Submitted,

/s/ HOWARD E. FOSTER
Howard E. Foster, Chairman William J. Raggio, Member Richard H. Taggart, Member

XIII. ARCHON COMMON STOCK PERFORMANCE GRAPH

The Performance Graph below provides a comparison of the cumulative total stockholder return of the Company with the Standard & Poor’s 500 Composite Stock Index and the Dow Jones Casino Index. This graph assumes the investment of $100 on September 30, 2004 in the Company and the two indices mentioned along with the reinvestment of dividends. The returns of the Company and each index have been weighted annually for their market capitalization on September 30th of each year.

	9/30/04	9/30/05	9/30/06	9/30/07	9/30/08	9/30/09
Archon Corporation	$100.00	$539.43	$470.00	$675.00	$443.57	$203.57
S&P 500	100.00	112.25	124.37	144..81	112.99	105.18
Dow Jones US Gambling	100.00	107.91	136.21	207.80	90.64	91.31

XIV. CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company, through its Board of Directors and Committees, believes that the relationships noted below do not adversely impact the Company and the events mentioned below are on terms at least as favorable to the Company as would have been obtained from an unrelated third party.

Paul W. Lowden and Suzanne Lowden have been married to one another for 27 years.

The Company has entered into a Patent Rights and Royalty Agreement with David Lowden, the brother of Paul W. Lowden, with respect to certain gaming technology for which David Lowden has been issued a patent. The Company has agreed to pay certain royalty payments with respect to the technology incorporated into gaming devices placed in operation, as well as costs related to maintain the patent. David Lowden granted the Company an exclusive five-year license which initially expired in January 2007 in the United States with respect to the technology, which automatically renews for additional two-year terms unless the Company terminates the agreement within thirty days prior to the renewal or the agreement is otherwise earlier terminated in accordance with its terms. The license automatically renewed for an additional two-year period now expiring in January 2011. The Company also has an understanding with David Lowden that it will pay for the costs of commercial development of the technology. As of September 30, 2008, the Company had expended approximately $0.4 million for commercial development of the technology. No costs were expensed in fiscal years 2009 and 2008.

During fiscal years 2001 through 2003, the Company purchased an aggregate of $0.7 million of commercial and residential loans originally funded by Central Banc Mortgage Corporation to unaffiliated third parties. The loans were purchased by the Company for the principal amount, plus accrued interest, if any. Central Banc Mortgage Corporation is owned by LICO, which in turn is owned by Paul W. Lowden. John W. Delaney is the president of Central Banc Mortgage Corporation. At September 30, 2009, the Company was owed approximately $24,112 from Central Banc Mortgage Corporation related to these transactions.

William J. Raggio, a director of the Company, is a shareholder and member of the law firm of Jones Vargas. During fiscal years 2009 and 2008, the Company retained Jones Vargas to advise the Company regarding various legal matters, and the Company continues to engage Jones Vargas for legal representation. The primary contact for legal work is Alan Rabkin, Esq., a member of the firm. During fiscal year ended September 30, 2009 the Company made payments to the Law Firm of Jones Vargas in the amount of approximately $0.2 million.

See “Executive Compensation – Compensation Arrangements with Mr. Lowden” for information regarding certain bonus arrangements for Mr. Lowden and obligations of LICO, a company wholly-owned by Mr. Lowden, owed to the Company.

Mr. Lowden has personally guaranteed certain loans for which the Company has accrued a loan guarantee fee equal to 0.5% of the guaranteed loan balance per calendar quarter.

See “Executive Compensation – Compensation Arrangements with Mr. Lowden” for information regarding certain bonus arrangements for Mr. Lowden and obligations of LICO, a company wholly-owned by Mr. Lowden, owed to the Company.

XV. ANNUAL REPORT

Along with this Proxy, we have mailed our Annual Report on Form 10-K for fiscal year ending September 30, 2009, to each stockholder of record at the close of business on May 3, 2010, the Record Date. Should you not receive your copy, we will provide an additional copy of our Annual Report on Form 10-K, upon the written request of any beneficial owner of our Common Stock as of the record date for the Annual Meeting. Any request for this Annual Report should be addressed to the Secretary, Archon Corporation, 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030.

XVI. STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any eligible stockholder (as defined below) of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation material for the 2011 Annual Meeting must set forth such proposal in writing and file it with the Secretary of the Company at the address below on or before the close of business on January 1, 2011. The Board will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposals will be included in its proxy solicitation materials for the 2011 Annual Meeting. An eligible stockholder is one who is the record or beneficial owner of at least 1.0% or $2,000 in market value of securities entitled to be voted on the proposal at that Annual Meeting, who has held the securities for at least one year and who continues to own such securities through the date on which the 2011 Annual Meeting will be held.

XVII. SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation. Proxies may be solicited by mail, telephone or e-mail, or personally by directors, officers and regular employees of the Company, none of whom will receive any special compensation for such services. The Company will reimburse brokers, dealers, financial institutions and other persons holding stock in their names or in the names of their nominees for reasonable expenses of forwarding proxy materials to their principals.

XVIII. STOCKHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

The Company’s stockholders may send communications to the Board of Directors by writing to the Chairman of the Board, Archon Corporation at 4336 Losee Road, Suite 5, North Las Vegas, Nevada 89030. The Company’s acceptance and forwarding of communications to the Board of Directors does not imply that the directors owe or assume duties to persons submitting the communications, the duties of the directors being only those prescribed by applicable law.

All communications will be relayed to the Board of Directors, except for the following types of communications:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, generally;

•	communications that advocate the Company’s engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to the business or operations of the Company.

Communications addressed to the Board of Directors may, at the direction of the Board, be shared with Company management.

XIX. BOARD ATTENDANCE AT ANNUAL MEETINGS

Currently, the Company does not have a policy regarding director attendance at Annual Meetings of stockholders. Normally, every sitting director is requested to appear and attend the Annual Meeting of stockholders either in person or telephonically. At the 2009 Annual Meeting of stockholders, all directors were present in person or telephonically.

XX. CODE OF ETHICS

Pursuant to Item 406 of Regulation S-K, the Company has adopted a Code of Ethics governing the behavior of the Company’s principal executive and senior financial officers.

XXI. OTHER BUSINESS

The Board of Directors does not know of any other business that will be presented for consideration at the upcoming Annual Meeting. If any other business properly comes before the Annual Meeting or at any adjournment or postponement thereof, the proxy holders will be entitled to vote in regard to the other business according to the discretion given to them.

XXII. FORWARD-LOOKING STATEMENTS

This proxy may contain forward-looking statements or the Annual Meeting in which this proxy relates may utilize forward-looking statements as part of its presentations. Forward-looking statements can be identified by terminology such as words expressing beliefs, expectations, estimates, intentions, plans and similar words. Forward-looking statements are also statements that are not historical fact. Forward-looking statements involve risks and uncertainties. They are merely predictive or statements of probabilities, involving known and unknown risks, uncertainties and other factors. If one or more of these risks of uncertainties occurs or if the underlying assumptions prove incorrect, actual results in fiscal year 2009-2010 and beyond could differ materially from those expressed in or implied by the forward-looking statements. Although the Company believes its estimates and assumptions are reasonable, actual results could vary materially from those shown. Inclusion of forward-looking statements in this proxy statement does not constitute a representation by the Company, or any other person, that the indicated results will be achieved. Investors are cautioned not to place undue reliance on forward-looking statements.

ARCHON CORPORATION BY ORDER OF THE BOARD OF DIRECTORS

/s/ SUZANNE LOWDEN
Suzanne Lowden, Secretary

Las Vegas, Nevada

May 13, 2010

APPENDIX “1” COMPENSATION COMMITTEE CHARTER

COMPENSATION COMMITTEE CHARTER OF ARCHON CORPORATION

Organization and Purpose of the Compensation Committee

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Archon Corporation (the “Company”) is to: (a) evaluate and make recommendations to the Board with respect to the compensation of Directors; (b) oversee and evaluate periodically the entire compensation arrangements between key executive officers and the Company; (c) establish certain employment agreements, change-in-control agreements and other agreements with key management staff and essential employees; and, (d) establish certain benefit and retirement plans for the officers, employees and directors of the Company.

Composition and Qualifications of Members of the Compensation Committee

•	The Compensation Committee shall be comprised of 2 (two) or more directors, the exact number to be determined from time-to-time by resolution of the Board.

•

Each member of the Compensation Committee shall be “independent” as required by applicable listing standards and any other legal requirements as shall from time to time be in effect. The Board of Directors shall, in the exercise of business judgment, determine the “independence” of directors for this purpose.

•	The Chairman of the Compensation Committee shall be designated by a majority vote of the entire Board.

•	Members of the Compensation Committee shall be designated by a majority vote of the entire Board.

•

Members of the Compensation Committee shall be designated annually by a majority vote of the entire Board (after considering any recommendations of the Committee) at the organizational meeting of the Board of Directors held in connection with the Annual Meeting of shareholders.

•	Vacancies on the Compensation Committee shall be filled by majority vote of the entire Board. By a majority vote of the entire Board, a member of the Compensation Committee may be removed.

Structure and Operation of the Compensation Committee

•	Two members of the Compensation Committee shall constitute a quorum.

•	The Compensation Committee may form and delegate authority to subcommittees when appropriate.

•

The Secretary of the Company, or in the absence of the Secretary such person as may be designated by the Chairman of the Compensation Committee, shall act as secretary and keep the minutes of all Meeting(s) of the Compensation Committee.

•

The Compensation Committee shall meet in person or telephonically at least one (1) time each year at such times and places determined by the Chairman of the Compensation Committee, with further Meetings to occur or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Compensation Committee or its Chairman.

•

The Compensation Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Compensation Committee, attend any Meeting of the committee to provide such pertinent information as the Compensation Committee requests.

•

The Chairman of the Compensation Committee shall report to the Board at each Meeting of the Board the deliberations, actions and recommendations of the Compensation Committee since the last Board Meeting.

•

Except as expressly provided in this Charter, the By-laws of the Company or the Company’s policies, or as required by law, regulation or applicable listing standards, the Compensation Committee shall establish its own rules of procedure.

Reports

•	The Compensation Committee shall report annually to the shareholders of the Company regarding its activities.

APPENDIX “2” AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER OF ARCHON CORPORATION

Organization and Purpose of the Audit Committee

This charter governs the operations of the Audit Committee of the Board of Directors (the “Board”) of Archon Corporation (“the “Company”). The Audit Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of Company’s independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company.

Composition and Qualifications of Members of the Audit Committee

The Committee shall be members of, and appointed by, the Board and shall comprise at least three (3) directors, each of whom is independent of management and the Company. Members of the Audit Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee (exclusive of director fees) from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of applicable rules, laws and regulations under the Securities Exchange Act of 1934. All Audit Committee members shall be financially literate and, preferably, at least one member will be a financial expert.

Powers and Authority

In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company’s financial process on behalf of the board and report the results of its activities to the board. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

The Audit Committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prescribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to demonstrate pre-approval authority has been delegated must be presented to the full Audit Committee as its next regularly scheduled Meeting.

At least annually, the Audit Committee shall obtain and review a report by the independent auditors describing:

•	The auditors’ internal quality control procedures.

•

Any material issues raised by the most recent internal quality control review, or peer review, of the auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

•	All relationships between the auditors and the Company (to assess the auditor’s independence).

In addition, the Audit Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations.

The Audit Committee shall discuss with the independent auditors the overall scope and plans for its audit, including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risks, and legal and ethical compliance programs. The Audit Committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting Committee attention. The Audit Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Audit Committee. The Audit Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The Audit Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within accounting principles generally accepted in the United States that have been discussed with management.

The Audit Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor’s report on management assertion.

The Audit Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Audit Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q or amendments thereto. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

The Audit Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to shareholders if distributed prior to the filing of Form 10-K), or any amendments thereto, including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in financial statements. Also the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated by the Committee by the independent auditors under generally accepted auditing standards.

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Audit Committee shall receive reports of evidence of a material violation of securities laws or breaches of fiduciary duty. The Audit Committee also prepares its report to be included in the Company’s annual proxy statement, as required by applicable law or SEC rules and/or regulations.

The Audit Committee shall perform an evaluation of its performance, at least annually, to determine whether it is functioning effectively.

Reports

The Audit Committee shall report annually to the shareholders of the Company regarding its activities.

ARCHON CORPORATION

COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARCHON CORPORATION

The undersigned hereby appoints Paul W. Lowden and Suzanne Lowden, and each of them, as proxies, with full power of substitution to vote any and all shares of common stock, $0.01 par value (“Common Stock”), of Archon Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. Pacific Daylight Time on Monday, June 14, 2010 at the offices of the law firm of Jones Vargas, 3rd Floor South, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89169, and at any adjournment or postponement thereof, as specified on the reverse side of this Common Stock proxy card. Holders of Common Stock of record as of May 3, 2010 will be entitled to vote with respect to matters presented to holders of Common Stock at this annual meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF COMMON STOCKHOLDERS OF

ARCHON CORPORATION

June 14, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.amstock.com/Proxyservices/ViewMaterial.asp?CoNumber=13994

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230000000000000000 0

061410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Reelection of Directors Suzanne Lowden and Richard H. Taggart to serve until 2013.

FOR THE NOMINEE

WITHHOLD AUTHORITY FOR THE NOMINEE

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Suzanne Lowden

Richard H. Taggart

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. Ratification of selection of De Joya Griffith & Company LLC as the independent registered public accounting firm and approval of the prior fiscal year’s financial statements.

FOR AGAINST ABSTAIN

If the instructions don’t provide otherwise, shares of Common Stock represented by this Common Stock proxy will be voted for the nominees listed in Proposal 1 and Proposal 2 and in the discretion of the proxy holders with respect to any other matter properly presented to the holders of Common Stock at the 2010 annual meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder: Date: Signature of Stockholder: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.